UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2018
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Torrington Drive, Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE
(Former name or former address, if changed since last report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Chart Industries, Inc. (the "Company") held its 2018 annual meeting of stockholders on May 25, 2018. At the Company's annual meeting of stockholders the following matters were submitted to a vote:

•	the election of seven directors for a term of one year;

•	the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018; and

•	the approval, on an advisory basis, of the Company's executive compensation.

As of the record date of March 27, 2018, there were 30,972,880 shares of common stock outstanding and entitled to vote at the meeting. The holders of 26,891,237 shares were represented in person or by proxy at the meeting, constituting a quorum.
At the annual meeting, all of the proposals were approved as recommended to stockholders in the proxy statement for the meeting. All the directors were elected, the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2018 was ratified, and the compensation of the Company's named executive officers as disclosed in the proxy statement was approved on an advisory basis.
The vote with respect to the election of directors was as follows:

Election of Directors	For	Withheld	Broker Non-Votes
William C. Johnson	24,660,921	705,280	1,525,036
W. Douglas Brown	24,888,197	478,004	1,525,036
Carey Chen	25,312,754	53,447	1,525,036
Steven W. Krablin	22,853,549	2,512,652	1,525,036
Michael L. Molinini	25,155,796	210,405	1,525,036
Elizabeth G. Spomer	25,131,575	234,626	1,525,036
Thomas L. Williams	24,883,278	482,923	1,525,036

The vote with respect to the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm was as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm	26,332,293	550,997	7,947

The advisory vote with respect to the approval of the compensation of the Company's named executive officers was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval, on an Advisory Basis, of the Company's Executive Compensation	23,407,777	1,925,727	32,697	1,525,036
For information on how the votes for the above matters were tabulated, see the Company’s definitive proxy statement used in connection with the annual meeting of stockholders held on May 25, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: May 29, 2018
By: /s/ Jillian C. Evanko Jillian C. Evanko Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

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